UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Strategy Inc

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

APPOINTMENT OF A PROXY SOLICITOR:

The following information supplements and amends the proxy statement (the “Proxy Statement”) of Strategy Inc (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2026 and furnished to shareholders of the Company in connection with the solicitation of proxies by the Company’s Board of Directors for Strategy’s 2026 Annual Meeting of Shareholders to be held on June 8, 2026 (the “Annual Meeting”).

Subsequent to filing and mailing the Proxy Statement, the Company engaged Alliance Advisors, LLC (“Alliance”) to assist in the solicitation of proxies from holders of the Company’s STRC preferred stock with respect to Proposal 5 set forth in the Proxy Statement. Alliance may solicit proxies by telephone, text message, email, the internet, or by other means. The Company has agreed to pay Alliance a base fee of $10,000, plus additional fees for each call and text message sent and for each vote in favor of Proposal 5 that is solicited by Alliance. In addition, the Company has agreed to reimburse Alliance for its reasonable out-of-pocket expenses incurred in connection with the solicitation, and to indemnify Alliance and certain related persons against certain liabilities arising out of or relating to Alliance’s services.

Except as described in this supplement, the information in the Proxy Statement remains unchanged. This supplement should be read in conjunction with the Proxy Statement and the other proxy materials previously made available to shareholders in connection with the Annual Meeting.

UPLOAD OF NEW WEBSITE MATERIALS

The Company also updated text on strategy.com/strc/vote to read:

•
Strategy is proposing to pay semi-monthly dividends on STRC, instead of monthly. If approved and adopted, we believe this would lead to reduced reinvestment lag, enhanced liquidity, market efficiency, and increased price stability. You may be contacted by our proxy solicitor, Alliance Advisors, a trusted and authorized partner assisting with the voting process.

To vote on the proposed amendment, you can either vote through your brokerage account or reach out to us if you have any questions. You can also call our proxy solicitor, Alliance Advisors, toll-free at 1-855-206-1380 if in North America.  International voters can call 1-551-367-1974.

If you own both MSTR and STRC shares, make sure to vote FOR with both. The amendment only passes if both classes approve it.

TWEETS

The Company made multiple posts on its X account regarding the Company’s 2026 Annual Meeting of Shareholders and certain of the proposals to be presented for shareholder consideration. Copies of the Company’s posts are set forth below as Annex A.

Annex A

Strategy @Strategy · 20h

Visit strategy.com/strc/vote to learn more.

Strategy Proposes to Pay STRC Dividends Semi-Monthly; Vote Your Shares Now

Strategy Proposes to Pay STRC Dividends Semi-Monthly

From strategy.com

1 1 29 6K

Strategy
@Strategy

$STRC holders - have you voted to receive your dividends twice a month? Vote through your broker or call our proxy solicitor, Alliance Advisors, for assistance: North America: 1-855-206-1380 International: 1-551-367-1974.

Visit strategy.com/strc/vote to learn more.

How to Vote

The voting process may vary depending on your broker. To learn how to vote, please select your broker from the list below. **You must have been a shareholder as of April 17th to be eligible to vote.** Some brokers outside the U.S. may not support proxy voting for retail shareholders. Please contact your broker to determine if you are eligible to participate in U.S. meetings.

To vote online with your control number:

- If you receive electronic proxy voting materials, your control number can be found in the body of the VOTE NOW email.
- If you receive a physical copy of your proxy materials, your control number can be found on your proxy card.

charles SCHWAB — Charles Schwab

Fidelity — Fidelity Investments

Morgan Stanley — Morgan Stanley

J.P.Morgan — JPMorgan Securities

Robinhood — Robinhood

InteractiveBrokers — Interactive Brokers

OTHER BROKERS — Other Brokers

2:03 PM · May 24, 2026 · **895** Views

Additional Information and Where You Can Find It

Strategy Inc (the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), an annual report and proxy cards with respect to the solicitation of proxies for its 2026 Annual Meeting of Shareholders. SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF SHAREHOLDERS. You may obtain these documents free of charge on the SEC’s website at www.sec.gov.

Pursuant to SEC rules, the Company has elected to provide access to its proxy materials on the Internet instead of mailing printed copies of its proxy materials to all of its stockholders. Accordingly, the Company is sending a separate Notice of Internet Availability of Proxy Materials to its stockholders of record (i.e., holders of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock and common stock as of the record date).

The record date for the annual meeting is April 17, 2026. All stockholders of record will have the ability to access the proxy materials and the Company’s annual report on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive a printed copy of the proxy materials and annual report. Instructions on how to access the proxy materials and Annual Report on the Internet or request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. To receive a printed copy of these materials, which the Company will provide to you free of charge, contact the Company’s Investor Relations Department by e-mail at ir@strategy.com or go to https://annualmeeting.strategy.com.

No proxy cards are being furnished by this communication. Stockholders may vote their shares only by completing and returning a proxy card or voting instructions to be furnished in connection with the Definitive Proxy Statement.

Participant Information

The Company and its directors, executive officers and certain of its investor relations employees are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the 2026 Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the section titled “Executive Officer Compensation” and “Director Compensation” in the Definitive Proxy Statement available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Security Ownership of Certain Beneficial Owners and Management” in the Definitive Proxy Statement available here.

Forward-Looking Statements

Statements in this communication about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding potential future dividend rate changes and the proposed changes to the terms of the Company’s Variable Rate Series A Perpetual Stretch Preferred Stock and related potential impacts. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 19, 2026 and the risks described in other filings that the Company may make with the SEC. Any forward-looking statements contained in this communication speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.